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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                       TO

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 18, 2000

                               Certron Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)

              0-9081                                  95-2461404
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     (Commission File Number)             (IRS Employer Identification No.)


          1545 Sawtelle Boulevard
          Los Angeles, California                               90025
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (310) 914-0300
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              (Registrant's Telephone Number, Including Area Code)

     ----------------------------------------------------------------------
         (Former name or former address, if changed since last Report.)




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Item 4.  Changes in Registrant's Certifying Accountants

         Singer Lewak Greenbaum & Goldstein LLP (the "Former Accountants") was previously the principal accountants for Certron Corporation ("Certron"). On September 18, 2000, that firm's appointment as principal accountants was terminated.

         The Former Accountants' report on the consolidated financial statements for the fiscal years ended October 31, 1998 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to terminate the appointment was approved by the board of directors.

         During Certron's fiscal years ended October 31, 1998 and 1999, and the subsequent unaudited interim periods through the date of termination, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         On September 25, 2000, Beckman, Kirkland & Whitney was engaged as principal accountants for Certron.

Item 7.  Financial Statements and Exhibits.

         Exhibits:

              16.  Letter re Change in Certifying Accountant.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CERTRON CORPORATION
                                                 -------------------
                                                     (Registrant)


Date: November 20, 2000
                                                 By:/s/ Marshall I. Kass
                                                 -------------------------
                                                 Marshall I. Kass
                                                 Chairman of the Board and
                                                 Chief Executive Officer




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                                  EXHIBIT INDEX

    Number            Item                                              Page
    ------            ----                                              ----

      16              Letter from Singer Lewak Greenbaum &
                      Goldstein LLP regarding change in
                      certifying accountant






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